UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2004

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26339	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

The disclosure set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 14, 2004, Juniper Networks announced that it has appointed Robert Dykes to the position of Executive Vice President, Business Operations and Chief Financial Officer, effective January 1, 2005.

Mr. Dykes, age 55, is currently employed by Flextronics International Ltd., a leading provider of advanced electronics manufacturing services. Mr. Dykes has served as Chief Financial Officer of Flextronics since February 1997 and as President, Systems Group since February 1999. Prior to joining Flextronics, Mr. Dykes served for nine years as executive vice president, Worldwide Operations and Chief Financial Officer of Symantec Corporation, a provider of information security products. Mr. Dykes also held CFO roles at industrial robots manufacturer, Adept Technology, and at disc drive controller manufacturer, Xebec. He also held senior financial management positions at Ford Motor Company. He received a Bachelor of Commerce and Administration from Victoria University in Wellington, New Zealand.

On December 13, 2004, the Company entered into an employment agreement with Mr. Dykes, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Under the employment agreement, Mr. Dykes will be employed on an "at will" basis and will: (i) receive an annual base salary of $400,000, (ii) be eligible for a target bonus equal to 100% of his base salary, and (iii) receive an initial stock option grant of 500,000 shares of the Company's common stock. This option will have a ten year term, an exercise price equal to the fair market value of the Company's common stock on the date of grant, and will vest over a four year term, such that the options will become exercisable as to 25% of the total grant on the one-year anniversary of the commencement of his employment and become exercisable as to 1/48th of the total grant per month thereafter. If the Company terminates Mr. Dykes' employment for a reason other than Cause (as defined in the agreement), Mr. Dykes will be entitled to certain additional benefits provided in the agreement.

This description of the employment agreement is qualified in its entirety by reference to the provisions of the agreement attached as Exhibit 99.1 hereto.

Mr. Dykes will fill the position currently held by Marcel Gani. Mr. Gani is assuming the role of chief of staff.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.2 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

December 14, 2004	By:	Mitchell Gaynor

Name: Mitchell Gaynor
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Employment agreement dated December 13, 2004 between the Company and Robert Dykes
99.2	Press release issued by the Company on December 14, 2004